                                                                 EXHIBIT 10.19


                SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT


         This Second Amendment to Loan and Security Agreement (this "Amendment"), dated as of October 31, 1997, is entered into by and among NationsBank of Texas, N.A. ("Lender"), Fluid Containment, Inc., Hoover Containment, Inc., Ershigs, Inc., SEFCO, Inc., Ershigs Biloxi, Inc. (formerly known as GL&V/LaValley Construction, Inc.), Denali Incorporated, Instrumentation Solutions, Inc., Fluid Containment Property, Inc., Containment Solutions, Inc., and Specialty Solutions, Inc. Fluid Containment, Inc., Hoover Containment, Inc., Ershigs, Inc., SEFCO, Inc., and Ershigs Biloxi, Inc. are each a "Borrower" and, collectively, "Borrowers"; Denali Incorporated, Instrumentation Solutions, Inc., Fluid Containment Property, Inc., Containment Solutions, Inc., Specialty Solutions, Inc., and Borrowers are each an "Obligor" and, collectively, "Obligors".

                                    RECITALS

         A. Borrowers and Lender are parties to that certain Loan and Security Agreement, dated as of October 24, 1997 (as amended by that certain First Amendment to Loan and Security Agreement, dated as of October 31, 1997, the "Loan Agreement").

         B. Lender and Borrowers desire to amend the Loan Agreement as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all parties, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE I
                                  Definitions

         Section 1.01. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same definitions assigned to such terms in the Loan Agreement, as amended hereby.

                                   ARTICLE II
                        Amendment to the Loan Agreement

         Section 2.01. Amendment of Section 2B.1. Section 2B.1 of the Loan Agreement is hereby amended by deleting "$10,000,000" from the introductory paragraph thereto and substituting "$10,720,000" in lieu thereof.

                                  ARTICLE III
                              Conditions Precedent

         Section 3.01. Conditions Precedent. This Amendment shall be effective upon execution by all parties hereto.





SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT - PAGE 1
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                                   ARTICLE IV
                 Ratifications, Representations, and Warranties

         Section 4.01. Ratifications by Borrowers. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect. The Loan Agreement as amended by this Amendment shall continue to be legal, valid, binding and enforceable in accordance with its terms.

         Section 4.02. Renewal and Extension of Security Interests, Pledges, and Assignments. Each Obligor hereby renews and affirms the liens and security interests created and granted in the Loan Agreement and all other Loan Documents. Each Obligor agrees that this Amendment shall in no manner affect or impair the liens and security interests securing the Secured Obligations and that such liens and security interests shall not in any manner be waived, the purposes of this Amendment being to modify the Loan Agreement as herein provided, and to carry forward all liens and security interests securing same, which are acknowledged by each Obligor to be valid and subsisting.

         Section 4.03. Ratification by Guarantors. Each Obligor executed or otherwise agreed to be bound by an Unconditional Guaranty, dated as of October 24, 1997 (as amended or otherwise modified, the "Guaranty") for the benefit of Lender. Each Obligor hereby (i) ratifies and confirms the terms and conditions of the Guaranty, (ii) agrees that the Guaranty is and shall continue in full force and effect for the benefit of Lender, and (iii) agrees that neither this Amendment nor the transactions contemplated hereby shall in any manner affect or impair the Guaranty.

         Section 4.04. Ratification by Subordinated Lenders. Each Borrower executed or otherwise agreed to be bound by a Subordination Agreement, dated as of October 24, 1997 (as amended or otherwise modified, the "Subordination Agreement") for the benefit of Lender. Each Borrower hereby (i) ratifies and confirms the terms and conditions of the Subordination Agreement, (ii) agrees that the Subordination Agreement is and shall continue to be in full force and effect for the benefit of Lender, and (iii) agrees that neither this Amendment nor the transactions contemplated hereby shall in any manner affect or impair the Subordination Agreement.

         Section 4.05. Representations and Warranties. Each Borrower represents and warrants to Lender as follows: (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of each Borrower and will not violate the articles of incorporation or bylaws of any Borrower or any agreement to which any Borrower is a party; (ii) the representations and warranties contained in the Loan Agreement and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof; and (iii) no Default or Event of Default under the Loan Agreement has occurred and is continuing.





SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT - PAGE 2

                                   ARTICLE V
                                 Miscellaneous

         Section 5.01. Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Loan Document, including without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect such representations and warranties or the right of Lender to rely thereon.

         Section 5.02. Reference to Loan Agreement. Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

         Section 5.03. Expenses of Lender. Borrowers agree, jointly and severally, to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Document, including, without limitation, the reasonable costs and fees of Lender's legal counsel.

         Section 5.04. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         SECTION 5.05. APPLICABLE LAW. THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES.

         Section 5.06. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs, executors, and legal representatives, except that none of the parties hereto other than Lender may assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

         Section 5.07. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.





SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT - PAGE 3
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         Section 5.08.    Headings.  The headings, captions, and arrangements
used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         SECTION 5.09. ENTIRE AGREEMENT. THE LOAN AGREEMENT AS AMENDED BY THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH AND PURSUANT TO THIS AMENDMENT AND THE LOAN AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         EXECUTED as of the date first written above.

                                             NationsBank of Texas, N.A.


                                             By: /s/ J. BRADLEY WHITCOMB
                                                -------------------------------
                                             Name:  J. Bradley Whitcomb
                                                  -----------------------------
                                             Title: Sr. Vice President
                                                   ----------------------------


                                             Fluid Containment, Inc.


                                             By: /s/ CATHY L. SMITH
                                                -------------------------------
                                             Name:  Cathy L. Smith
                                                  -----------------------------
                                             Title: Secretary
                                                   ----------------------------


                                             Hoover Containment, Inc.


                                             By: /s/ CATHY L. SMITH
                                                -------------------------------
                                             Name:  Cathy L. Smith
                                                  -----------------------------
                                             Title: Secretary
                                                   ----------------------------


                                             Ershigs, Inc.


                                             By: /s/ CATHY L. SMITH
                                                -------------------------------
                                             Name:  Cathy L. Smith
                                                  -----------------------------
                                             Title: Secretary
                                                   ----------------------------





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                                             SEFCO, Inc.


                                             By: /s/ MELFORD S. CARTER, JR.
                                                -------------------------------
                                             Name:   Melford S. Carter, Jr.
                                                  -----------------------------
                                             Title:  Vice President
                                                   ----------------------------


                                             Ershigs Biloxi, Inc.


                                             By: /s/ CATHY L. SMITH
                                                -------------------------------
                                             Name:   Cathy L. Smith
                                                  -----------------------------
                                             Title:  Secretary
                                                   ----------------------------


                                             Denali Incorporated


                                             By: /s/ MELFORD S. CARTER, JR.
                                                -------------------------------
                                             Name:   Melford S. Carter, Jr.
                                                  -----------------------------
                                             Title:  Vice President
                                                   ----------------------------


                                             Instrumentation Solutions, Inc.


                                             By: /s/ MELFORD S. CARTER, JR.
                                                -------------------------------
                                             Name:   Melford S. Carter, Jr.
                                                  -----------------------------
                                             Title:  Vice President
                                                   ----------------------------


                                             Fluid Containment Property, Inc.


                                             By: /s/ MELFORD S. CARTER, JR.
                                                -------------------------------
                                             Name:   Melford S. Carter, Jr.
                                                  -----------------------------
                                             Title:  Vice President
                                                   ----------------------------



SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT - PAGE 5
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                                             Containment Solutions, Inc.

                                             By: /s/ CATHY L. SMITH
                                                -------------------------------
                                             Name:  Cathy L. Smith
                                                  -----------------------------
                                             Title: Secretary
                                                   ----------------------------


                                             Specialty Solutions, Inc.


                                             By: /s/ MELFORD S. CARTER
                                                -------------------------------
                                             Name:  Melford S. Carter
                                                  -----------------------------
                                             Title: Vice President
                                                   ----------------------------





SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT - PAGE 6